Exhibit 10.2

REINSTATEMENT AND THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT AND THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into effective as of October 10, 2013 (the “Amendment Date”), by and among WELLS GOVERNOR’S POINTE 4241 IRWIN SIMPSON, LLC, a Delaware limited liability company (“Governor’s Pointe 4241”), WELLS GOVERNOR’S POINTE 8990 DUKE, LLC, a Delaware limited liability company (“Governor’s Pointe 8990”), WELLS REIT II - 11200 W. PARKLAND, LLC, a Delaware limited liability company (“11200 W. Parkland”), WELLS REIT II - 1200 MORRIS BUSINESS TRUST, a Pennsylvania business trust (“1200 Morris”), WELLS REIT II - 13655 RIVERPORT DRIVE, LLC, a Delaware limited liability company (“13655 Riverport”), WELLS REIT II - 15815 25TH AVENUE, LLC, a Delaware limited liability company (“Northpointe - 15815”), WELLS REIT II - 16201 25TH AVENUE, LLC, a Delaware limited liability company (“Northpointe - 16201”), WELLS REIT II - 4300 CENTREWAY PLACE, LP, a Delaware limited partnership (“4300 Centreway Place”), WELLS REIT II - 800 BROOKSEDGE, LLC, a Delaware limited liability company (“Chase Center”), WELLS REIT II - 8909 PURDUE ROAD, LLC, a Delaware limited liability company (“8909 Purdue Road”), WELLS REIT II - EAGLE ROCK EXECUTIVE OFFICE CENTER IV, LLC, a Delaware limited liability company (“Eagle Rock”), WELLS REIT II - LAKEHURST BRITTON, LLC, a Delaware limited liability company (“Lakehurst”), WELLS REIT II - MACARTHUR RIDGE I, L.P., a Delaware limited partnership (“MacArthur Ridge”), WELLS REIT II - ONE CENTURY PLACE, LLC, a Delaware limited liability company (“One Century Place”), WELLS REIT II - REPUBLIC DRIVE, LLC, a Delaware limited liability company (“Republic Drive”), and WELLS REIT II - WILDWOOD PROPERTIES, LLC, a Delaware limited liability company (“Wildwood Properties” (Governor’s Pointe 4241, Governor’s Pointe 8990, 11200 W. Parkland, 1200 Morris, 13655 Riverport, Northpointe - 15815, Northpointe - 16201, 4300 Centreway Place, Chase Center, 8909 Purdue Road, Eagle Rock, Lakehurst, MacArthur Ridge, One Century Place, Republic Drive and Wildwood Properties being collectively referred to as “Sellers” and sometimes individually referred to as “Seller”), and GRIFFIN CAPITAL CORPORATION, a California corporation (“Purchaser”).

RECITALS

A. Sellers and Purchaser are parties to that certain Purchase and Sale Agreement dated as of August 30, 2013 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 7, 2013 (the “First Amendment”), and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated as of October 9, 2013 (the “Second Amendment”, together with the Original Purchase Agreement and the First Amendment, the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

B. Sellers and Purchaser desire to modify and amend the Purchase Agreement as hereinafter provided.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the terms, conditions and mutual covenants and promises of Seller and Purchaser in the Purchase Agreement as amended by this Amendment, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1. Purchase Price Allocation. Exhibit A attached hereto sets forth the allocation of the Purchase Price with respect to each of the Properties as mutually agreed upon by Sellers and Purchaser, and shall be deemed attached to the Purchase Agreement as Exhibit “M”. Notwithstanding anything to the contrary herein, such allocation shall be for the purposes of the Purchase Agreement only, and shall not otherwise be binding on any Seller or Purchaser.

2. Legal Description of Properties. Exhibit “A” to the Purchase Agreement is hereby amended as follows:

a. The description of the Land identified as “4300 Centreway Property” set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-1 attached hereto.

b. The description of the Land identified as “Chase Center Property” set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-2 attached hereto.

c. The description of the Land identified as “MacArthur Ridge Property” set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-3 attached hereto.

d. The description of the Land identified as “One Century Place Property” set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-4 attached hereto.

e. The description of the Land identified as “4200 Wildwood Parkway” set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-5 attached hereto.

f. The description of the Land identified as “4100 & 4300 Wildwood Parkway” set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-6 attached hereto.

g. The description of the Land identified as “2500 Ridge Parkway” (which should actually be “2500 Windy Ridge Parkway”) set forth in Exhibit “A” to the Purchase Agreement is hereby deleted in its entirety and replaced with the description of such Land set forth in Exhibit B-7 attached hereto.

3. 6060 Britton Parkway. All references in the Purchase Agreement to “6060 Emerald Parkway” are hereby deleted and replaced with “6060 Britton Parkway”.

4. Quitclaim Deed. Section 5.1(b) of the Purchase Agreement is hereby amended by inserting the following provision at the end of the paragraph:

“Without in any way limiting each Seller’s covenant under this Section 5.1(b), each of One Century Place and Wildwood Properties hereby agrees as follows:

(i) One Century Place shall deliver a quitclaim deed in the form customarily used in Davidson County, Tennessee to convey One Century Place Property without warranty of any kind by reference to the legal description set forth in Exhibit “C-1” attached hereto;

(ii) Wildwood Properties shall deliver a quitclaim deed in the form customarily used in Cobb County, Georgia to convey the real property commonly known as 2500 Windy Ridge Parkway, Atlanta, Georgia, without warranty of any kind, by reference to the legal description set forth in Exhibit “C-2” attached hereto;

(iii) Wildwood Properties shall deliver a quitclaim deed in the form customarily used in Cobb County, Georgia to convey the real property commonly known as 4100 & 4300 Wildwood Parkway, Atlanta, Georgia, without warranty of any kind, by reference to the legal description set forth in Exhibit “C-3” attached hereto.”

(iv) MacArthur Ridge shall deliver a quitclaim deed in the form customarily used in Dallas County, Texas to convey the real property commonly known as 919 Hidden Ridge, Irving, Texas, without warranty of any kind, by reference to the legal description set forth in Exhibit “C-4” attached hereto.”

Sellers and Purchaser hereby agree that Exhibit C-1, Exhibit C-2, Exhibit C-3 and Exhibit C-4 attached hereto shall be deemed attached to the Purchase Agreement as Exhibit “Y-1”, Exhibit “Y-2”, Exhibit “Y-3” and Exhibit “Y-4”, respectively.

5. Seller’s Affidavit.

a. The form of the Seller’s Affidavit attached to the Purchase Agreement as SCHEDULE 6 is hereby deleted in its entirety and replaced with the form attached hereto as Exhibit D. Each Seller shall execute the applicable Seller’s Affidavit, in the form attached hereto, subject to changes reasonably requested by the Title Company and agreed to by the applicable Seller, acting in good faith.

b. Seller hereby agrees that Seller shall certify in the Seller’s Affidavit (i) for each of the Properties, other than the 11200 W. Parkland Property, the Governor’s Pointe 8990 Property and the Republic Drive Property, that there are no options to purchase, rights of first refusal or rights of first offer affecting such Property; (ii) for the 11200 W. Parkland Property, that (A) only Wells Fargo Bank, N.A. has a right of first offer affecting the

11200 W. Parkland Property and such right of first offer has been waived by Wells Fargo Bank in connection with 11200 W. Parkland’s sale of the 11200 W. Parkland Property to Purchaser, and (B) there are no other options to purchase, rights of first refusal or rights of first offer affecting the 11200 W. Parkland Property; (iii) for the Governor’s Pointe 8990 Property, that (A) only Express Scripts (f/k/a Anthem Prescription Management, LLC) has a right of first offer affecting the Governor’s Pointe 8990 Property and such right of first offer has been waived by Express Scripts in connection with Governor’s Pointe 8990’s sale of the Governor’s Pointe 8990 Property to Purchaser, and (B) there are no other options to purchase, rights of first refusal or rights of first offer affecting the Governor’s Pointe 8990 Property; and (iv) for the Republic Drive Property, that (A) only Ford Motor Land Development Corporation has a right of first offer affecting the Republic Drive Property and such right of first offer has been waived by Ford Motor Land Development Corporation in connection with Republic Drive’s sale of the Republic Drive Property to Purchaser, and (B) there are no other options to purchase, rights of first refusal or rights of first offer affecting the Republic Drive Property.

c. Purchaser hereby acknowledges and agrees that each applicable Seller has delivered a written waiver executed by the holder of the applicable right pursuant to Section 4.3(h) of the Original Purchase Agreement.

6. Gap Indemnity. Section 5.1(ab) of the Purchase Agreement is hereby added as follows:

“Gap Indemnity. A gap indemnity agreement from each Seller in favor of Title Company, in the form required by Title Company, to provide gap insurance coverage for the Title Policies.”

7. Loan Payoff. Section 5.1(ac) of the Purchase Agreement is hereby added as follows:

“Loan Payoff. The applicable Sellers shall deliver all documentation reasonably required by the Title Company in order to effectuate the payoff and release of those certain documents related to a loan in favor of Northwestern Mutual Life Insurance Company dated November 16, 2004, secured by 2500 Windy Ridge Parkway, 4100 & 4300 Wildwood Parkway and 4200 Wildwood Parkway, Atlanta, GA, including, without limitation, a Deed to Secure a Debt and Security Agreement, SNDA, and related UCC Financing Statements.”

8. Tenant Inducement Costs. Exhibit “R” attached to the Purchase Agreement is hereby deleted in its entirety and replaced with the list attached hereto as Exhibit F.

9. Tenant Estoppel Certificate. The form of the Tenant Estoppel Certificate attached to the Purchase Agreement as Exhibit “P” is hereby deleted in its entirety and replaced with the form attached hereto as Exhibit E. The parties acknowledge that some of Tenant Estoppel Certificates delivered to and executed by tenants at 4300 Centreway Property had the borrower noted as “THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC” and not “THE GC NET LEASE (ARLINGTON) INVESTORS, LLC” on Schedule 1.

10. Wildwood Lease DACC Documentation.

a. Clause (C) of Section 4.3(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(C) a confirmation, which shall: (1) take the form of either (i) the Assignment and Assumption of the Memorandum of Agreement executed by the Board of Tax Assessors of Cobb County, Georgia (the “Board”), or (ii) a writing from the Board, or (iii) a writing from the Tax Assessor of Cobb County, or (iv) the written meeting minutes of the Board meeting, or (v) a video recording of the Board meeting; and (2) confirm that the Board, at a validly scheduled public meeting of the Board, has acknowledged that the transfer of the Wildwood Leasehold Interests to Purchaser is occurring and that after giving effect to such transfer of the Wildwood Leasehold Interests to Purchaser the tax abatement under the Existing Tax Abatement Agreement shall continue (the “DACC Tax Abatement Confirmation”; and together with the DACC Consent and the DACC Supporting Documentation, the “DACC Approval”).”

b. Section 5.1(n) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(n) DACC Consent. Two (2) counterparts of the DACC Consent executed by the applicable Seller, Regions Bank and the DACC.”

c. Not later than 5:00 P.M. (local Los Angeles, California time) on October 14, 2013, the parties shall execute an amendment to the Purchase Agreement which attaches the form of the DACC Consent (as then mutually agreed upon by the applicable parties, each acting reasonably and in good faith) as an exhibit to the Purchase Agreement.

d. In addition, Seller shall obtain a written confirmation from DACC, which may be included in the DACC Consent, that, to the best of DACC’s knowledge as of the date of such writing: (i) the Wildwood Lease Agreement has not been amended or modified and is in full force and effect, (ii) no default has occurred under the same and no condition exists which, but for the passage of time, the giving of notice, or both, would constitute a default under the terms of the Wildwood Lease Agreement and (iii), all conditions and obligations under the Wildwood Lease Agreement to be satisfied or performed have been satisfied or performed. If Seller is unable to obtain such written confirmation, then Seller shall have the option to work with the Title Company to provide whatever the Title Company will reasonably accept in order to provide a title commitment with no exception for the Wildwood Lease Agreement, which may include, without limitation, a Seller’s certificate, and Purchaser shall accept the same in lieu of such written confirmation being contained in the DACC Consent.

11. CC&R Estoppel Certificates. Each applicable Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing a written estoppel certificate with respect to each of the applicable declarations, the covenants, conditions and restrictions or other similar instruments (“CC&Rs”) affecting each of the applicable Properties as specifically set forth below from the applicable association or board of trustees or directors (and if such association or board has not been established, then the other applicable parties thereto) as specifically set forth below. Each applicable CC&R Estoppel Certificate shall be addressed to Purchaser and its lender and state that (A) there is no default, monetary or otherwise, by the applicable Seller under such CC&Rs which has not otherwise been fully cured, and (B) such CC&Rs remain in full force and effect; provided, however, that delivery of any or all of such signed CC&R Estoppel Certificates shall not be a condition of Closing; and in no event shall the inability or failure of such Seller to obtain and deliver any of said CC&R Estoppel Certificates be a default of such Seller under the Purchase Agreement as amended hereby. Each Seller shall include in each Seller’s Affidavit a statement that, except as set forth in the applicable title commitment, to the best of such Seller’s knowledge, there are no assessments currently owed under the applicable CC&R, whereupon, the Title Company has agreed to provide the comprehensive endorsement requested by Purchaser and its lender. The following are the applicable CC&R Estoppel Certificate Properties and parties from whom each applicable Seller shall request an applicable CC&R Estoppel:

a.	1200 Morris Property: Chesterbrook Office Center

b.	13655 Riverport Property: Riverport Board of Trustees

c.	Governor’s Pointe – 8990 Property: Governors Pointe Owners’ Association

d.	Lakehurst Property: Tuttle Crossing Owners Association

e.	Macarthur Ridge Property: Las Colinas Association

f.	Northpointe – 15815 Property: Northpointe Corporate Center Owners’ Association

g.	Northpointe – 16201 Property: Northpointe Corporate Center Owners’ Association

h.	One Century Place Property: Century City Owner’s Association

i.	Republic Drive Property: Ford Motor Land Development Corporation

j.	2500 Windy Ridge Property: Cousins Properties Incorporated

k.	4100 &4300 Wildwood Property: Cousins Properties Incorporated

l.	4200 Wildwood Property: Cousins Properties Incorporated

m.	4300 Centreway Property: Westway Architectural & Environmental Committee

12. Underground Storage Tanks.

a. Lakehurst and Chase Center (as applicable, a “UST Seller”) shall each use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing a written acknowledgement in the form of Exhibit G-1 and Exhibit G-2 (attached and made a part of this Amendment), (each a “UST Acknowledgement”) subject to changes requested by the applicable tenant and agreed to by Purchaser and the applicable UST Obligors (defined below), each acting reasonably and in good faith, from the applicable tenant with respect to (i) the underground storage tank (“UST”) and four monitoring wells (collectively, “Monitoring Wells”) on or about the property located at 4600 Lakehurst Court, Columbus, Ohio; and (ii) three (one 7,000 gallon and two 15,000 gallon) petroleum USTs and four Monitoring Wells located at the Chase Center Property. Each such UST Acknowledgement shall provide for reliance by Purchaser and its lender and state that (A) the applicable tenant is solely responsible for all costs associated with the USTs and Monitoring Wells, including, without limitation, maintenance, repair and replacement, registration, and compliance with all applicable laws and codes, and (B) that the applicable tenant’s indemnification provisions of the applicable lease shall apply with respect to the USTs and Monitoring Wells; provided, however, that delivery of any or all of such signed UST Acknowledgements shall not be a specific condition of Closing (subject to Subsection (b) below); and in no event shall the inability or failure of such Seller to obtain and deliver any of said UST Acknowledgements be a default of such Seller under the Purchase Agreement as amended hereby.

b. If, and only if, any UST Seller does not deliver a UST Acknowledgement at or prior to Closing, then, except to the extent caused by the negligence or willful misconduct of Purchaser, its affiliates, agents or employees, Columbia Property Trust Operating Partnership, L.P. (and any successor following a sale or merger of such entity) and, the applicable UST Seller (collectively, the “UST Obligors”), shall jointly and severally (between Columbia Property Trust Operating Partnership, L.P and the applicable UST Seller) be obligated to reimburse Purchaser for Purchaser’s reasonable out of pocket costs incurred by Purchaser with respect to any spill, leak or release of any Hazardous Substances caused by (A) the existence of the applicable USTs or the applicable Monitoring Wells, (B) the removal or decommissioning of the same, and (C) any reasonably documented incremental increase in private insurance premiums or deductibles directly caused by any claim filed by Purchaser pursuant to Subsection (ii) below (the “UST Reimbursement”). The UST Reimbursement obligation shall be subject to the following conditions:

(i) Any UST Reimbursement shall be effective only if (A) Purchaser delivers a specific written notice to the applicable UST Obligors of the occurrence of a spill, leak or release of any Hazardous Substances for which Purchaser may seek a UST Reimbursement (a “UST Reimbursement Notice”) not later than the third (3rd) anniversary of the Closing Date, and (B) Purchaser delivers to the applicable UST Obligor a specific written request with reasonable supporting documentation (a “UST Reimbursement Request”), not later than the fourth (4th) anniversary of the Closing Date. The UST Obligors shall in no event have any obligation for any UST Reimbursement for which a UST Reimbursement Notice was not received or was received after such third (3rd) anniversary, nor for any UST Reimbursement for which a UST Reimbursement Request no received or received after such fourth (4th) anniversary.

(ii) Before requesting any UST Reimbursement, Purchaser shall use commercially reasonable efforts (which shall not require filing or pursuing adjudication of a claim or suit) to pursue all of its rights and remedies against any applicable tenant, and to pursue all rights and remedies with respect to any applicable insurance policy or program, including, without limitation, the Ohio state assurance program in which the tenants participate and any private policy carried by Purchaser and any federal, state, or local assistance available to Purchaser. Reasonable supporting documentation of Purchaser’s efforts with respect to the same shall be included with any written Purchaser request for a UST Reimbursement as specified above.

(iii) The UST Reimbursement amount shall be limited to Purchaser’s documented out of pocket costs incurred specifically as set forth in this Subsection (b), and may include consequential, direct, indirect or other damages, if actually incurred by Purchaser and its successors and assigns, but in no event shall the total UST Reimbursement amount exceed One Million Dollars Five Hundred Thousand ($1,500,000) in the aggregate.

(iv) The UST Reimbursement shall be the sole remedy available to Purchaser with respect to any costs incurred with respect to the USTs and Monitoring Wells. Except as specifically and expressly modified by this Subsection (b), the limitations on indemnification set forth in Section 3.3 of the Original Purchase Agreement shall apply. The provisions of this Section 12 shall not be subject to the provisions of Article 11 of the Original Purchase Agreement, including, without limitation, the Basket Limitation and the Cap Limitation.

c. With respect to the Chase Center Property, Seller shall use commercially reasonable efforts to work with the applicable tenant and Purchaser to enable Purchaser to perform a tank tightness test on the USTs at the Chase Center Property. Any such tank tightness test shall be subject to the provisions of Section 3.1 of the Original Purchase Agreement.

13. Possible Chase Center Property Flooring Issue. The parties acknowledge that the Tenant Estoppel Certificate dated September 19, 2013 signed by JPMorgan Chase Bank, N.A. (“Chase”) asserts in its Exhibit C a possible condition that needs to be further investigated. The parties agree to work together in good faith to investigate such condition, which investigation shall include the engagement (at Seller’s cost) of a licensed, experienced, professional engineer or architect with commercially reasonable expertise (“Seller’s Professional”) to provide a written assessment of the condition and the Seller’s Professional’s estimate of the cost to reasonably remedy the same (to the extent required). Purchaser shall have the right, but not the obligation, to engage (at Purchaser’s sole cost and expense) a similarly qualified and licensed professional (“Purchaser’s Professional”, together with the Seller’s Professional, the “Professionals”) to investigate the condition in cooperation with Seller’s Professional and to provide its own written assessment and estimate of costs to both parties. Upon receipt of (and, if applicable, exchange of) the Professionals’ assessment(s), the parties shall act in good faith to negotiate a mutually agreed upon resolution which shall include the parameters of any remedy of the condition (to the extent required) and Seller’s obligation to pay all costs of such remedy. If the parties are unable to agree upon such resolution by the Outside Closing Date, either party shall have the right to the extend the Outside Closing Date for a period not to exceed fifteen (15) days so that the parties may come to an agreement. In the event that the parties fail to come to such agreement by the Outside Closing Date (as may be so extended), then Purchaser shall have the right to elect in writing either (A) to terminate the Purchase Agreement by written notice to Seller given on the second (2nd) Business Day following the Outside Closing Date (as may be so extended), in which event Escrow Agent shall promptly return the Earnest Money to Purchaser and thereafter neither party shall have any further rights or obligations hereunder except for those provisions of the Purchase Agreement which by their express terms survive the termination of the Purchase Agreement, or (B) to deem the Chase Center Property to be an “Excluded Property”, in which case the provisions of clauses (i) and (ii) of the last paragraph of Section 6.1 of the Original Purchase Agreement shall apply and the portion of the Earnest Money allocated to the Chase Center Property (such allocation of Earnest Money to be equal to one percent (1%) of the Purchase Price allocated to such Property on Exhibit “M”) shall be promptly returned to Purchaser by Escrow Agent. In the event that Purchaser fails to timely give any such notice, then Purchaser shall be deemed to have elected to terminate the Purchase Agreement. Upon any such termination or deemed termination, at the request of any party, the other party shall promptly execute and deliver a written confirmation of such termination, provided that the failure of a party to execute and deliver such confirmation shall not affect the effectiveness of the termination of the Purchase Agreement as aforesaid.

14. Casualty and Condemnation.

a. In the second paragraph of Section 7.1 of the Original Purchase Agreement, the phrase “the provisions of clauses (i) through (iv) of the last paragraph of Section 6.1 shall apply” is hereby deleted in its entirety and replaced with the following:

“the provisions of clauses (i) and (ii) of the last paragraph of Section 6.1 shall apply and the portion of the Earnest Money allocated to such Property (such allocation of Earnest Money to be equal to one percent (1%) of the Purchase Price allocated to such Property on Exhibit “M”) shall be promptly returned to Purchaser by Escrow Agent.”

b. In the second paragraph of Section 7.2 of the Purchase Agreement, the phrase “in which event the provisions of clauses (i) through (iv) of the last paragraph of Section 6.1 shall apply to such Excluded Property” is hereby deleted in its entirety and replaced with the following:

“in which event the provisions of clauses (i) and (ii) of the last paragraph of Section 6.1 shall apply to such Excluded Property and the portion of the Earnest Money allocated to such Excluded Property (such allocation of Earnest Money to be equal to one percent (1%) of the Purchase Price allocated to such Excluded Property on Exhibit “M”) shall be promptly returned to Purchaser by Escrow Agent.”

15. Additional Earnest Money.

a. The parties hereby delete the phrase “on or before the last day of the Inspection Period” in the first sentence of Section 2.3(b) of the Original Purchase Agreement and replace it with the phrase “on or before noon (local Los Angeles, California time) on October 11, 2013.”

b. The parties hereby delete the phrase “the Additional Deposit prior to the expiration of the Inspection Period” in the second sentence of Section 3.6 of the Original Purchase Agreement and replace it with the phrase “the Additional Earnest Money on or before noon (local Los Angeles, California time) on October 11, 2013”.

16. Reinstatement, Full Force and Effect. The Purchase Agreement is hereby reinstated in full, ratified and remains in full force and effect, as herein amended and modified.

17. Miscellaneous.

a. Captions. The section headings or captions appearing in this Amendment are for convenience only, are not a part of this Amendment and are not to be considered in interpreting this Amendment.

b. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same document. Delivery of this signed Amendment by fax or by email shall be effective as delivery of signed originals.

c. Entire Agreement; Modification. This Amendment constitutes the complete agreement between the parties regarding the subject matter hereof, and supersedes any prior oral or written agreements between the parties pertaining to the subject matter hereof. There are no verbal agreements that change this Amendment, and no waiver of any of their respective terms will be effective, unless in writing executed by the parties.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Date.

SELLERS:

WELLS REIT II - 11200 W. PARKLAND, LLC,
a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc.,
a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 1200 MORRIS BUSINESS TRUST, a Pennsylvania business trust

By:	Columbia Property Trust, Inc.,
a Maryland corporation, its trustee

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 13655 RIVERPORT DRIVE, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc.
a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 4300 CENTREWAY PLACE, LP,
a Delaware limited partnership

By:	Wells REIT II - 4300 Centreway Place, LLC, a Delaware limited liability company (registered to conduct business in the state of Texas as Wells REIT II - 4300 Centreway Place GP, LLC), its general partner

	By:	Columbia Property Trust Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

		By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 8909 PURDUE ROAD, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc.,
a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 800 BROOKSEDGE, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P.,
a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc.,
a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - EAGLE ROCK EXECUTIVE OFFICE CENTER IV, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS GOVERNOR’S POINTE 4241 IRWIN SIMPSON, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS GOVERNOR’S POINTE 8990 DUKE, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - LAKEHURST BRITTON, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - MACARTHUR RIDGE I, L.P., a Delaware limited liability company

By:	Wells REIT II - MacArthur Ridge I, LLC, a Delaware limited liability company (registered to conduct business in the state of Texas as Wells REIT II - MacArthur Ridge I GP, LLC), its general partner

	By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

		By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 15815 25TH AVENUE, LLC, a Delaware

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - 16201 25TH AVENUE, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - REPUBLIC DRIVE, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - WILDWOOD PROPERTIES, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

WELLS REIT II - ONE CENTURY PLACE, LLC, a Delaware limited liability company

By:	Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

	By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Kevin A. Hoover
		Name:	Kevin A. Hoover
		Title:	Senior Vice President

PURCHASER:

GRIFFIN CAPITAL CORPORATION, a California corporation

By:	/s/ Michael J. Escalante
Name:	Michael J. Escalante
Title:	Chief Investment Officer

ACKNOWLEDGED AND AGREED FOR PURPOSES OF SECTION 11.1 OF THE ORIGINAL PURCHASE AGREEMENT:

Columbia Property Trust Operating Partnership, L.P., A Delaware limited partnership, its sole member

By:	Columbia Property Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Kevin A. Hoover
	Name:	Kevin A. Hoover
	Title:	Senior Vice President